                                                                    Exhibit 10.1

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                        TRANSFER AND ASSIGNMENT AGREEMENT

                                 by and between

                         CAPITAL ONE AUTO FINANCE, INC.
                                  as Transferor

                                       and

                        CAPITAL ONE AUTO RECEIVABLES, LLC
                                  as Purchaser

                        ---------------------------------

                            Dated as of June 3, 2003

                        ---------------------------------

                      CAPITAL ONE AUTO FINANCE TRUST 2003-A
                        ASSET BACKED NOTES, SERIES 2003-A
                         CLASS A NOTES AND CLASS B NOTES

--------------------------------------------------------------------------------

                                        2003-A Transfer and Assignment Agreement

                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
ARTICLE I         CERTAIN DEFINITIONS................................  1

ARTICLE II        ASSIGNMENT AND ACQUISITION OF RECEIVABLES..........  1

     2.01     Assignment and Acquisition of Receivables..............  1

     2.02     The Closing............................................  3

     2.03     Funding Dates..........................................  3

ARTICLE III       REPRESENTATIONS AND WARRANTIES.....................  4

     3.01     Representations and Warranties of the Purchaser........  4

     3.02     Representations and Warranties of the Transferor.......  5

ARTICLE IV        CONDITIONS......................................... 15

     4.01     Conditions to Obligation of the Purchaser.............. 15

     4.02     Conditions to Obligation of the Transferor............. 17

ARTICLE V         COVENANTS OF THE TRANSFEROR........................ 17

     5.01     Protection of Right, Title and Interest................ 17

     5.02     Other Liens or Interests............................... 18

     5.03     Principal Executive Office............................. 18

     5.04     Transfer Taxes......................................... 18

     5.05     Costs and Expenses..................................... 18

     5.06     [Reserved]............................................. 18

     5.07     Location of Servicer Files............................. 19

     5.08     [Reserved]............................................. 19

     5.09     Assignment of Receivables.............................. 19

     5.10     Transferor's Records................................... 19

     5.11     [Reserved]............................................. 19

     5.12     Cooperation by Transferor.............................. 19

     5.13     Assignment of Additional Receivables................... 20

     5.14     Notice of Breach....................................... 20

ARTICLE VI        [RESERVED]......................................... 20

ARTICLE VII       MISCELLANEOUS PROVISIONS........................... 20

     7.01     Obligations of Transferor.............................. 20

     7.02     Repurchase Events...................................... 20

                                TABLE OF CONTENTS
                                   (continued)

                                                                    Page
                                                                    ----
     7.03     Purchaser's Assignment of Repurchased Receivables...... 21

     7.04     Subsequent Transfer and Pledge......................... 21

     7.05     Amendment.............................................. 22

     7.06     Waivers................................................ 22

     7.07     Notices................................................ 22

     7.08     Costs and Expenses..................................... 22

     7.09     Representations........................................ 22

     7.10     Confidential Information............................... 22

     7.11     Headings and Cross-References.......................... 22

     7.12     Governing Law.......................................... 23

     7.13     Counterparts........................................... 23

     7.14     No Bankruptcy Petition Against the Issuer or the
              Purchaser.............................................. 23

     7.15     Third Party Beneficiaries.............................. 23

     7.16     Limitation and Subordination of Obligations............ 23


     SCHEDULES AND EXHIBITS
     ----------------------

     Schedule I   Perfection Representations
     Exhibit A    Assignment
     Exhibit B    Form of Certificate of Delivery

                        TRANSFER AND ASSIGNMENT AGREEMENT

     This TRANSFER AND ASSIGNMENT AGREEMENT (this "Agreement") is made as of June 3, 2003, by and between Capital One Auto Finance, Inc., a Texas corporation (the "Transferor" or "COAF") and Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Purchaser").

     WHEREAS, the Purchaser desires to purchase from the Transferor a portfolio of Receivables and related property; and

     WHEREAS, the Transferor is willing to sell such portfolio of Receivables and related property to the Purchaser on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

     Capitalized terms used but not defined in this Agreement shall have the meanings set forth in Section 1.01 of the Indenture, dated as of the Closing Date, by and between Capital One Auto Receivables Trust 2003-1 and JPMorgan Chase Bank, as indenture trustee

                                   ARTICLE II

                    ASSIGNMENT AND ACQUISITION OF RECEIVABLES

     2.01 Assignment and Acquisition of Receivables. On the Closing Date and on each Funding Date, subject to the terms and conditions of this Agreement, the Transferor agrees to absolutely assign to the Purchaser, and the Purchaser agrees to acquire from the Transferor, the Receivables and the other Transferred Property relating thereto.

           (a) Initial Assignment of Receivables and Transferred Property. On the Closing Date and simultaneously with the transactions pursuant to the Contribution Agreement and the Indenture, the Transferor shall transfer, absolutely assign and otherwise convey to the Purchaser, without recourse except as set forth herein, all of the Transferor's right, title and interest, whether now or hereafter existing, in and to (i) the Initial Receivables identified on the Schedule of Receivables delivered on the Closing Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the related Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be paid to the Transferor); (ii) the security interest of the Transferor in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other

                                        2003-A Transfer and Assignment Agreement
     insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from such Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure an Initial Receivable; (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer Agreement; (vi) the original Contracts relating to the Initial Receivables; and (vii) the proceeds of any and all of the foregoing. (All of the property identified in this subsection (a) and the following subsection (c) shall constitute "Transferred Property".)

           (b) Consideration for Initial Receivables. In consideration of the absolute assignment by the Transferor to the Purchaser of the Initial Receivables and the other Transferred Property relating thereto described in Section 2.01(a) the Purchaser shall pay or cause to be paid to the Transferor, on the Closing Date, an amount equal to the Receivables Purchase Price with respect to Initial Receivables acquired from the Transferor on such date in the form of cash by federal wire transfer (same day) funds.

           (c) Assignment of Subsequent Receivables and Transferred Property. On each Funding Date, the Transferor shall transfer, absolutely assign and otherwise convey to the Purchaser, without recourse except as set forth herein, all of the Transferor's right, title and interest, whether now or hereafter existing, in and to (i) the Subsequent Receivables identified on a Schedule of Receivables delivered on such Funding Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be paid to the Transferor); (ii) the security interest of the Transferor in the Financed Vehicles granted by the Obligors pursuant to such Subsequent Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the related Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a Subsequent Receivable; (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer Agreement; (vi) the original Contracts relating to the Subsequent Receivables; and (vii) the proceeds of any and all of the foregoing; provided, however, that Subsequent Receivables may not be acquired by the Purchaser, transferred by the Purchaser to the Issuer and Granted by the Issuer to the Indenture Trustee unless the addition of such Subsequent Receivables to the Receivables Pool meets the requirements set forth in Section 2.16 of the Indenture.

           (d) Consideration for Subsequent Receivables. In consideration of the absolute assignment by the Transferor to the Purchaser of the Subsequent Receivables and other Transferred Property relating thereto described in Section 2.01(c), the Purchaser shall, on the applicable Funding Date, pay or cause to be paid to the Transferor an amount equal to the Receivables Purchase Price with respect to the Subsequent Receivables acquired from the Transferor on such date in the form of cash by federal wire transfer (same day) funds.

                                   2    2003-A Transfer and Assignment Agreement

           (e) Absolute Assignment. It is the intention of the Transferor and the Purchaser that each assignment, transfer and conveyance hereunder constitute an absolute assignment of the Transferred Property from the Transferor to the Purchaser. Notwithstanding the foregoing, in the event that the Receivables and other Transferred Property are held to be property of the Transferor, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Property, then it is intended that:

                (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                (ii) The conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Transferor, and the Transferor hereby grants, to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Property, to secure such indebtedness and the performance of the obligations of the Transferor hereunder;

                (iii) The possession by the Transferor of the Receivables and any other Transferred Property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Transferor for the purpose of perfecting such security interest under applicable law.

     2.02 The Closing. The absolute assignment and purchase of the Initial Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown, Rowe & Maw, Chicago, Illinois, on the Closing Date, simultaneously with the closings under the Contribution Agreement and the Indenture pursuant to which (a) the Transferor will transfer and assign all of its right, title and interest in and to the Initial Receivables and other Transferred Property to the Purchaser, (b) the Purchaser will contribute and absolutely assign all of its right, title and interest in and to the Initial Receivables and other Transferred Property to the Issuer, (c) the Issuer will Grant all of its right, title and interest in and to the Initial Receivables and other Transferred Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty and the Note Insurer, and (d) the Class A Notes and the Class B Notes will be issued.

     2.03 Funding Dates. The absolute assignment and purchase of the Subsequent Receivables on each Funding Date shall take place at the offices of the Indenture Trustee or such other location as the Purchaser and the Transferor may reasonably agree. The assignment and

                                   3    2003-A Transfer and Assignment Agreement
purchase of the Subsequent Receivables shall be made in accordance with Section
2.16 of the Indenture pursuant to which (a) the Transferor will transfer and assign all of its right, title and interest in and to the Subsequent Receivables and other Transferred Property to the Purchaser, (b) the Purchaser will contribute and assign all of its right, title and interest in and to the Subsequent Receivables and other Transferred Property to the Issuer, and (c) the Issuer will grant all of its right, title and interest in and to the Subsequent Receivables and other Transferred Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.01 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Transferor as of the date hereof and as of the Closing Date and each Funding Date:

           (a) Existence and Power. The Purchaser is a Delaware limited liability company validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Property. The Purchaser has obtained all necessary qualifications, licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Purchaser to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Property.

           (b) Authorization and No Contravention. The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Purchaser and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or
     (iii) any indenture or agreement or instrument to which the Purchaser is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Purchaser's ability to perform its obligations under, the Transaction Documents).

           (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Purchaser of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of

                                   4    2003-A Transfer and Assignment Agreement
     the Receivables or any other part of the Transferred Property or would materially and adversely affect the ability of the Purchaser to perform its obligations under the Transaction Documents.

           (d) Binding Effect. Each Transaction Document to which the Purchaser is a party constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

           (e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Purchaser of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relating to the Purchaser that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

           (f) Internet Receivables. At least one payment on the receivables originated by PeopleFirst Finance, LLC and Capital One, F.S.B. on the basis of loan applications over the Internet have been made by the underlying obligor to PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable.

     3.02  Representations and Warranties of the Transferor.

           (a) The Transferor hereby represents and warrants to the Purchaser and its successors and assigns as of the Closing Date and each Funding
     Date:

                (i) Existence and Power. The Transferor is a Texas corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Property. The Transferor has obtained all necessary qualifications, licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Transferor to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Property.

                                   5    2003-A Transfer and Assignment Agreement

                (ii) Authorization and No Contravention. The execution, delivery and performance by the Transferor of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Transferor and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which the Transferor is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or if the aggregate, would not materially and adversely affect the transactions contemplated by, or the Transferor's ability to perform its obligations under, the Transaction Documents).

                (iii) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Transferor of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would materially and adversely affect the ability of the Transferor to perform its obligations under the Transaction Documents.

                (iv) Binding Effect. Each Transaction Document to which the Transferor is a party constitutes the legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

                (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Transferor, threatened against the Transferor before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relating to the Transferor that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

                (vi) Trade Name. "Capital One Auto Finance, Inc." is the only trade name under which the Transferor is currently operating its business. For the six (6) years (or such shorter period of time during which the Transferor was in

                                   6    2003-A Transfer and Assignment Agreement
           existence) preceding the date hereof, the Transferor operated its business under the trade name "Capital One Auto Finance, Inc." or "Summit Acceptance Corporation" or that of its predecessor, "Summit Acceptance Finance, L.L.C." or that of its predecessor, "Summit Finance, L.L.C." "Capital One Auto Finance, Inc." is the name of the Transferor indicated on the public record of the Transferor's jurisdiction of organization which shows the Transferor to have been organized.

                (vii) Ability to Perform. There has been no material impairment in the ability of the Transferor to perform its obligations under this Agreement.

                (viii) Valid Business Reasons; No Fraudulent Transfers. The Transferor has valid business reasons for assigning the Receivables rather than obtaining a secured loan with the Receivables as collateral. At the time of the assignment: (A) the Transferor absolutely assigned the Receivables to the Purchaser without any intent to hinder, delay, or defraud any current or future creditor of the Transferor; (B) the Transferor was not insolvent or did not become insolvent as a result of the assignment; (C) the Transferor was not engaged and was not about to engage in any business or transaction for which any property remaining with the Transferor was an unreasonably small capital or for which the remaining assets of the Transferor were unreasonably small in relation to the business of the Transferor or the transaction; (D) the Transferor did not intend to incur, and did not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid by the Purchaser to the Transferor for the Receivables absolutely assigned by the Transferor hereunder was equivalent to a fair market value of such Receivables under the circumstances of the transaction, including but not limited to, timing of such assignment.

                (ix) Principal Executive Office. Since its inception, the Transferor has maintained its principal executive office in the State of Texas.

                (x) No Omission or Misstatement. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by the Transferor, or in connection with the transactions contemplated hereby, contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading insofar as the same relates to the Transferor. The Transferor has good and marketable title to, and is the owner of, each Receivable absolutely assigned by the Transferor hereunder and the indebtedness evidenced by each such Receivable is subject to no Lien, charge, security interest or encumbrance of any kind or nature and the Transferor has the unqualified right to contribute, transfer, convey and assign its ownership interest in each such Receivable and the indebtedness evidenced thereby; the Transferor has not made any prior assignment of any Receivable or its rights thereto or thereunder except to existing lenders, the lien of which lenders will be released in connection with the transactions hereunder.

                                   7    2003-A Transfer and Assignment Agreement

                (xi)   Perfection Representations. The Perfection
           Representations set forth on Schedule I shall be a part of this Agreement for all purposes.

                (xii) No Unpaid Taxes. All tax returns required to be filed by the Transferor in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon it or any subsidiary or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid where the failure to file such returns or make such payments would have a material adverse effect on the ability of the Transferor to perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Property. To the best of the Transferor's knowledge all such tax returns were true and correct and neither it nor any subsidiary knows of any proposed additional tax assessment against it in any material amount or of any basis therefor.

                (xiii) Adequate Provisions for Taxes. The provisions for taxes on the Transferor's books are in accordance with generally accepted accounting principles.

                (xiv) Pension/Profit Sharing Plans. No contribution failure has occurred with respect to any pension or profit sharing plan of the Transferor and all such plans have been fully funded as of the date of this Agreement.

           (b) On the Closing Date or on each Funding Date, as the case may be, the Transferor hereby makes the representations and warranties set forth below as to the Receivables transferred, assigned, set over, sold and otherwise conveyed to the Purchaser under this Agreement on which such representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties speak, with respect to any Receivable, as of the applicable Cutoff Date for such Receivable, but shall survive the grant of the absolute assignment of the Receivables to the Purchaser, the subsequent transfer of the Receivables by the Purchaser to the Issuer pursuant to the Contribution Agreement and the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Transferor shall not be required to notify any insurer with respect to any insurance policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.

                (i) Characteristics of Receivables. Each Receivable (A) to the extent originated by COAF has been originated in the United States of America by COAF, in the ordinary course of COAF's business, and has been fully and properly executed by the Obligor thereto, (B) to the extent originated by COAF, has been assigned, together with the security interest in the related Financed Vehicle, by the applicable Dealer to COAF, (C) has created or creates a valid, subsisting, and enforceable first priority security interest (1) in favor of COAF in the related Financed Vehicle or (2) in the case of a Referral Receivable or in the

                                   8    2003-A Transfer and Assignment Agreement
           case of a Receivable originated by PeopleFirst Finance, LLC or Capital One, F.S.B., in favor of the applicable Referral Originator, PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable, in the related Financed Vehicle which has been validly assigned by such Referral Originator, PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable, to the Transferor, in each case which security interest is being transferred and assigned by the Transferor to the Purchaser in accordance with the terms of this Agreement and contributed and assigned by the Purchaser to the Issuer in accordance with the terms of the Contribution Agreement and Granted by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture, (D) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security,
           (E) is denominated in U.S. dollars and provides for level monthly payments (provided that the payment in the first or last payment period in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the applicable Contract Rate (as determined in accordance with the definition of Simple Interest Receivables), and (F) to the best knowledge of COAF, is due from an Obligor which is a resident of the United States.

                (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the applicable Cutoff Date, no selection procedures believed to be adverse to the Purchaser have been utilized in selecting the Receivables and the geographic distribution of the Obligors with respect to the Receivables or the credit quality characteristics of the Receivables assigned hereunder are not materially different from the Transferor's existing core portfolio. The information on the computer tape regarding the Receivables made available to the Purchaser and its assigns is true and correct in all material respects.

                (iii) Compliance with Law. Each Receivable, the sale of the related Financed Vehicle and any Extended Service Agreement complied in all material respects at the time it was originated or made and on the Closing Date or Funding Date, as the case may be, and does comply in all material respects with all requirements of applicable federal, State and local laws, and regulations thereunder, including, without limitation, usury laws, the Fair Credit Reporting Act, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the applicable Consumer Credit Act, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the owner thereof in accordance with its terms.

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

                (v) No Government Obligor. The Receivables are not due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

                (vi) Security Interest in Financed Vehicle. As of the Closing Date or Funding Date, as applicable, (1) each Receivable was secured by a first priority validly perfected security interest in the Financed Vehicle in favor of the Transferor, as secured party, or all necessary actions with respect to the Receivable has been taken or will be taken to perfect a first priority security interest in the Financed Vehicle in favor of the Transferor, as secured party, (2) in the case of a Referral Receivable, such Referral Receivable was secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Referral Originator thereof, as secured party, or all necessary actions with respect to the Receivable has been taken or will be taken to perfect a first priority security interest in the Financed Vehicle in favor of the Referral Originator, as secured party, which security interest has been validly assigned by such Referral Originator to the Transferor or (3) in the case of a Receivable originated by PeopleFirst Finance, LLC or Capital One, F.S.B., such Receivable was secured by a first priority validly perfected security interest in the Financed Vehicle in favor of PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable, as secured party, or all necessary actions with respect to the Receivable have been taken or will be taken to perfect a first priority security interest in the Financed Vehicle in favor of PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable, as secured party, which security interest has been validly assigned by PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable, to the Transferor. The security interests described in clauses (1), (2) and (3) above are assignable and have been so assigned by the Transferor to the Purchaser and by the Purchaser to the Issuer.

                (vii) Receivables in Force. The Receivables have not been satisfied, subordinated or rescinded, nor has the related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.

                (viii) No Waiver. No provision of the Receivables has been waived, impaired, altered or modified in any respect except in accordance with the Servicing Agreement, the substance of which is reflected in the Schedule of Receivables as it relates to the information included thereon.

                (ix) No Amendments. The Receivables have not been amended such that either the original Receivable Balance was modified or reduced or the number of the originally scheduled due dates has been increased except as permitted under the terms of the Collection Policy.

                (x) No Defenses. The Receivables are not subject to any right of rescission, recoupment, setoff, counterclaim or defense.

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

                (xi) No Liens. No liens or claims have been filed for work, labor or materials relating to the Financed Vehicle that would be Liens prior to, or equal or concordant with, the security interest in the Financed Vehicle granted by the related Obligor pursuant to the related Receivable, there is no lien against the Financed Vehicle for delinquent taxes nor has such Receivable been satisfied, subordinated or rescinded.

                (xii) No Default. Except for payment delinquencies continuing for a period of not more than thirty (30) days as of the applicable Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of such Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivable has arisen, and the Transferor has not waived any of the foregoing. As of the applicable Cutoff Date, the Transferor has no knowledge of why such Receivable would not be paid in full. The Obligor is not an obligor under any other existing receivable payable to the Transferor or the Servicer which is in default or is more than thirty (30) days past due; to the best knowledge of the Transferor, the Obligor was not an obligor under any prior receivable which was in default.

                (xiii) Origination Date. All of the Receivables assigned hereunder have been originated on or before the applicable Cutoff Date.

                (xiv) Insurance. In connection with the purchase of a Receivable, the Servicer required that it be furnished evidence that the related Financed Vehicle was covered by a comprehensive and collision policy subject to a deductibility not in excess of $500 (i) naming the Servicer as a loss payee and (ii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

                (xv) Title. It is the intention of the Transferor that the transfer and assignment contemplated herein constitute an absolute assignment of each Receivable from the Transferor to the Purchaser and that the beneficial interest in and title to such Receivable not be property of the Transferor for any purpose under state or federal law. Immediately prior to the transfer and assignment contemplated herein, the Transferor had good and marketable title to each Receivable free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser will have good and marketable title to each Receivable, free and clear of all Liens, except any Lien which will be released prior to assignment hereunder and the Lien created by the Indenture; and the security interest in each Receivable has been validly perfected under the UCC and other applicable law, if any.

                (xvi) Lawful Assignment. The Receivables have not been originated in, and are not subject to the laws of, any jurisdiction under which the contribution, assignment or pledge of the Receivable hereunder or the Contribution Agreement or Indenture would be unlawful, void or voidable.

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

                (xvii) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in each Receivable have been made.

                (xviii)    One Original. There is only one manually executed
           original of the retail Contract for each Receivable.

                (xix) Maturity of Receivables. Each of the Receivables has a remaining term of no more than 72 months, such Receivable calls for level monthly payments (provided that the payment in the first or last payment period in the life of such Receivable may be minimally different from the level payment), is fully amortizing and the final Scheduled Payment on such Receivable is due on or before August 1, 2009.

                (xx) Extensions; Modifications. No extension or modification has been made with respect to any of the Receivables except as permitted by the terms of the Collection Policy.

                (xxi) Contract Rate. Each of the Initial Receivables has a Contract Rate of 6.45% or higher and each of the Subsequent Receivables has a Contract Rate of 6.00% or higher.

                (xxii) Outstanding Receivable Balance. Receivables constituting the Receivables Pool each have an outstanding balance of greater than $3,000 and no more than $40,000.

                (xxiii)    Financing. Each of the Receivables is a Simple
           Interest Receivable.

                (xxiv) Bankruptcy Proceeding. As of the applicable Cutoff Date, none of the Receivables was noted in the Transferor's records as a dischargeable debt under a bankruptcy proceeding and none of the Receivables has been reduced or discharged in any bankruptcy proceeding.

                (xxv) Chattel Paper. Each of the Receivables constitutes either "chattel paper", an "account", an "instrument" or a "payment intangible", as defined in the UCC.

                (xxvi) Age of Financed Vehicles. As of the Closing Date or Funding Dates, as the case may be, the aggregate Receivable Balance which relates to new Financed Vehicles represents at least 28% of the Aggregate Receivable Balance.

                (xxvii)    No Future Advances. The full principal amount of each
           Receivable has been advanced to the related Obligor or advanced in accordance with the directions of such Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to a Receivable does not have any options under such Receivable to borrow from any Person additional funds secured by the Financed Vehicle. The Receivable Balance as of the Closing Date

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

           or Funding Date, as the case may be, is fully secured by the related Financed Vehicle.

                (xxviii)   Receivable Balance. The Receivables do not have a
           Receivable Balance which includes capitalized interest, physical damage insurance or late charges.

                (xxix) Servicing. At the applicable Cutoff Date, each of the Receivables was being serviced by the Servicer.

                (xxx) No Proceedings. There are no proceedings or investigations pending, or, to the best knowledge of the Transferor, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity, illegality or lack of enforceability of the Receivables; (B) seeking to prevent the enforcement of the Receivable; (C) seeking any determination or ruling that might materially and adversely affect the payment on or enforceability of each Receivable; or (D) relating to the bankruptcy or insolvency of the related Obligor.

                (xxxi) Collection Procedures. The collection practices utilized by any person servicing the Receivable in seeking payment under the documentation evidencing such Receivable have been in accordance with the Collection Policy and in all respects legal, proper, prudent and customary in the automobile loan servicing business.

                (xxxii)    Aggregate Balances. Neither the Obligor under a
           Receivable nor any of its affiliates is the Obligor under a Receivable or Receivables with an aggregate Receivable Balance greater than $40,000 as of the applicable Cutoff Date.

                (xxxiii)   No Litigation. None of the Receivables has been in
           litigation or restructured.

                (xxxiv)    No Charge Off. None of the Receivables has been
           charged off for accounting purposes by the Transferor.

                (xxxv) Normal Procedures. Each of the Receivables has been originated, serviced and administered pursuant to the Transferor's normal credit, administration, collection and charge-off procedures.

                (xxxvi)    No Fraud, Misrepresentation. None of the Receivables
           has been originated with any fraud or misrepresentation.

                (xxxvii)   Dealer's Agreements. Where applicable, Dealer that
           sold a Receivable to the Transferor has entered into a Dealer Agreement with the Transferor and such Dealer Agreement constitutes the entire agreement between the Transferor and the related Dealer with respect to the sale of such Receivable

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

           to the Transferor. Such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer; there have been no material defaults by such Dealer or by the Transferor under such Dealer Agreement; the Transferor has fully performed all of its obligations under such Dealer Agreement; the Transferor has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the purchase price (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full by the Transferor; there is no other payment due to such Dealer from the Transferor for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Transferor which will affect the terms of such Dealer Agreement. The Receivable was originated in the United States for the retail sale of the Financed Vehicle in the ordinary course of the Dealer's business.

                (xxxviii) Obligor Responsibility. Each of the Receivables (i) contains provisions requiring the Obligor (A) to pay all taxes (e.g., sales, use, property, excise and other similar taxes) imposed on or with respect to the related Financed Vehicle and (B) to provide physical damage insurance covering the related Financed Vehicle (ii) does not contain provisions giving the Obligor the specific right to offset payments due under the Receivable by reason of any set-off, counterclaim or defense, provided, however, that the Receivable may provide the FTC anti-holder-in-due course notice, giving the Obligor the right to recover against the holder of the Receivable up to the amount paid thereunder for any claims the Obligor has against the Transferor, the Referral Originator, PeopleFirst Finance, LLC or Capital One, F.S.B., as applicable.

                (xxxix)    Substitution, Etc. None of the Receivables provides
           for the substitution, exchange or addition of any Financed Vehicle subject to such Receivable.

                (xl) Assignments. The rights with respect to a Receivable are assignable without the consent of any Person other than consents which will have been obtained on or before the Closing Date or Funding Date, as the case may be.

                (xli) Previous Repossession. The Receivables are not secured by a security interest in a related Financed Vehicle which has been repossessed and is subject to redemption by the related Obligor; to the best knowledge of the Transferor, the Receivables are not secured by a security interest in a related Financed Vehicle which has been previously repossessed and redeemed by the original obligor unless approved in writing by the Note Insurer.

                (xlii)    [Reserved].

                (xliii)    Parties. As of the date of origination, the parties
           to the Receivables were the related Dealer, Referral Originator, PeopleFirst Finance, LLC or Capital One, F.S.B. and the Obligors.

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

                (xliv) Transferor Fulfilled All Obligations. The Transferor and the Servicer have duly fulfilled all obligations to be fulfilled under or in connection with the origination, acquisition and assignment of the Receivables, including, without limitation, giving any notices or consents necessary to effect the Grant of the Receivables to the Indenture Trustee, and have done nothing to impair the rights of the Indenture Trustee, the Note Insurer, the Swap Counterparty or the Noteholders in payments with respect thereto.

                (xlv) Not Subject to Transfer Taxes. The assignment of the Receivables by the Transferor pursuant to this Agreement is not subject to and will not result in any Transfer Taxes other than Transfer Taxes which have been or will be paid by the Transferor as due.

                (xlvi) Complete and Accurate Information. The computer tape from which the selection was made of the Receivables being assigned on the Closing Date or Funding Date, as applicable, has been made available to any firm performing agreed upon procedures with respect to any information contained in the Registration Statement, and such information was complete and accurate as of its date and includes a description of the same Receivables that are described on the Schedule of Receivables and the payments due thereunder as of the Closing Date or Funding Date, as applicable.

                (xlvii)    No Early Termination or Prepayment. None of the
           Receivables permits early termination or prepayment unless the amount to be paid by or on behalf of the Obligor in respect of such prepayment or termination is at all times equal to or in excess of the principal value of any Receivable.

                (xlviii)   No Purchase After Cutoff Date. None of the
           Receivables was purchased by the Transferor after the applicable Cutoff Date.

                (xlix) Extended Service Agreements. (A) All rights of the Transferor under each Extended Service Agreement relating to the Financed Vehicles have been assigned by the Transferor to the Purchaser, transferred by the Purchaser to the Issuer, and Granted by the Issuer to the Indenture Trustee; and (B) the Indenture Trustee will be entitled to receive all amounts due to an Obligor or lienholder upon cancellation of an Extended Service Agreement by an Obligor with respect to a Defaulted Receivable.

                (l) Underwriting Guidelines. Each of the Receivables has been originated in accordance with the Credit Policy.

                                   ARTICLE IV

                                   CONDITIONS

     4.01 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to acquire the Receivables is subject to the satisfaction of the following conditions:

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

           (a) Representations and Warranties True. The representations and warranties of the Transferor hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

           (b) Files and Records Owned by Purchaser. The Transferor shall, at its own expense, on or prior to the Closing Date or Funding Date, as the case may be, indicate in its computer files that the Receivables have been absolutely assigned to the Purchaser pursuant to this Agreement and the Transferor shall deliver to the Purchaser a Schedule of Receivables. Further, the Transferor hereby agrees that the Transferor's computer files relating to the Receivables will indicate that the Receivables are owned by the Purchaser.

           (c) Documents to be Delivered by the Transferor on or in connection with the Closing Date or Funding Date.

                (i)    The Assignment. As of the Closing Date and each
           Funding Date, the Transferor shall execute an Assignment substantially in the form of Exhibit A hereto of the Receivables, the security interests in the related Financed Vehicles and the other Transferred Property being absolutely assigned by the Transferor on such date (as identified on the Schedule of Receivables attached to such Assignment).

                (ii)   Evidence of UCC Filings. On or prior to the Closing
           Date or Funding Date, as the case may be, the Transferor shall provide the Purchaser and the Note Insurer evidence that the Transferor has recorded and filed, at its own expense, (A) Termination Statements in each jurisdiction in which required by applicable law, to release any prior security interests in the Receivables granted by the Transferor and (B) UCC financing statements in each jurisdiction in which required by applicable law, authorized by the Transferor, as transferor or debtor, and naming the Purchaser, as purchaser or secured party, identifying the Receivables and the other Transferred Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the contribution, transfer, assignment and conveyance of such Receivables to the Purchaser. The Transferor shall deliver the Perfection UCC's, or other evidence satisfactory to the Purchaser and the Note Issuer of such filing, to the Indenture Trustee within thirty (30) days following the Closing Date or Funding Date, as the case may be, or promptly following such later date as such file-stamped copies or other evidence is received by or on behalf of the Purchaser.

                (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

           (d) Documents to be Delivered by the Transferor in Connection with the Closing Date or Funding Date. Within two (2) Business Days preceding the Closing Date or Funding Date, as the case may be, the Transferor shall deliver or cause to be delivered to the Custodian or its designated bailee thereof, the Custodian File. Such

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

     delivery of Custodian Files shall be accompanied by a Certificate of Delivery substantially in the form of Exhibit B hereto if COAF is not the Servicer; provided, however, that, with respect to the Custodian Files delivered pursuant to this subsection (d) of this Section 4.01, any original Certificate of Title or other evidence of lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian due to the fact that such title or other evidence of lien has not yet been issued by a State Title Registration Agency and delivered to or on behalf of the Transferor shall be delivered by the Transferor to the Custodian promptly following receipt thereof by the Transferor.

           (e) Other Transactions. The transactions contemplated by the Indenture, the Contribution Agreement and the Servicing Agreement shall be consummated on the Closing Date.

     4.02 Conditions to Obligation of the Transferor. The obligation of the Transferor to absolutely assign the Receivables to the Purchaser on the Closing Date or a Funding Date, as the case may be, is subject to the satisfaction of the following conditions:

           (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

           (b) Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Transferor, and the Transferor shall have received from the Purchaser copies of all documents (including, without limitation, records of applicable proceedings) relevant to the transactions herein contemplated as the Transferor may reasonably have requested.

                                   ARTICLE V

                           COVENANTS OF THE TRANSFEROR

     The Transferor agrees with the Purchaser as follows:

     5.01  Protection of Right, Title and Interest.

           (a) Filings. The Transferor shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder or the Indenture Trustee to the Receivables and the other Transferred Property. The Transferor shall deliver or cause to be delivered to or at the direction of the Purchaser, file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as

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

     available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Transferor in connection with the obligations set forth above and will authorize any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

           (b) Name Change. Within fifteen (15) days after the Transferor makes any change in its name, identity, jurisdiction of organization or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of Section 9-508 of the UCC or any title statute, the Transferor shall give the Purchaser, the Note Insurer, the Issuer, the Swap Counterparty and the Indenture Trustee notice of any such change and no later than five (5) days after the effective date thereof the Transferor shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Transferred Property.

     5.02 Other Liens or Interests. Except for the assignments hereunder, the Transferor will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on, any interest therein, and the Transferor shall defend the right, title, and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Transferor and the Transferor warrants that it will defend the security interest of the Indenture Trustee in the Financed Vehicles against all Persons; provided, however, that the Transferor's obligations under this Section 5.02 shall terminate upon the termination of the Indenture.

     5.03 Principal Executive Office. Since its inception, the Transferor has maintained its principal executive office in the State of Texas.

     5.04 Transfer Taxes. In the event that the Purchaser, the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables on written demand by the Purchaser, the Issuer or the Indenture Trustee, or upon the Transferor's otherwise being given notice thereof by the Purchaser, the Issuer or the Indenture Trustee, the Transferor shall pay, and otherwise indemnify and hold the Purchaser, the Owner Trustee, the Issuer, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Indenture Trustee, the Owner Trustee, the Issuer, the Purchaser and the Note Insurer shall have no obligation to pay such Transfer Taxes.

     5.05 Costs and Expenses. The Transferor agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the absolute assignment to the Purchaser of the Transferor's right, title and interest in and to the Receivables.

     5.06  [Reserved].

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

     5.07 Location of Servicer Files. The Servicer Files, exclusive of the Custodian Files, are to be kept at the Servicer's principal executive office. The Custodian Files are to be kept at the Custodian's principal executive office, such other office of the Custodian as specified in the Indenture or at the Custodian's agent or designated designee.

     5.08  [Reserved].

     5.09 Assignment of Receivables. The Transferor will take no action inconsistent with the Purchaser's ownership of the Receivables. If a third party, including a potential purchaser of the Receivables, should inquire, the Transferor will promptly indicate that ownership of the Receivables has been absolutely assigned to the Purchaser.

     5.10 Transferor's Records. This Agreement and all related documents describe the transfer of the Receivables from the Transferor as an absolute assignment by the Transferor to the Purchaser and evidence the clear intention by the Transferor to effectuate an absolute assignment of such Receivables. The financial statements and tax returns of the Transferor will disclose that, under generally accepted accounting principles, and for federal income tax purposes, the Transferor transferred ownership of the Receivables to the Purchaser.

     5.11  [Reserved].

     5.12  Cooperation by Transferor.

           (a) The Transferor will cooperate fully and in a timely manner with the Purchaser, the Servicer, the Issuer or the Indenture Trustee in connection with: (i) the filing of any claims with an insurer or any agent of any insurer under any insurance policy affecting an Obligor or any of the Financed Vehicles; (ii) supplying any additional information as may be requested by the Purchaser, the Indenture Trustee, the Servicer, the Issuer, the Indenture Trustee or any such agent or insurer in connection with the processing of any such claim; and (iii) the execution or endorsement of any check or draft made payable to the Transferor representing proceeds from any such claim. The Transferor shall take all such actions as may be reasonably requested by the Purchaser, the Issuer, the Servicer, the Note Insurer or the Indenture Trustee to protect the rights of the Purchaser or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any and all of the foregoing insurance policies. The Transferor shall not take or cause to be taken any action which would impair the rights of the Purchaser or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any of the foregoing insurance policies.

           (b) The Transferor shall, within two (2) Business Days of receipt thereof, endorse any check or draft payable to the Transferor representing insurance proceeds and (i) in the event there are no other payees on such check or draft, deposit such check or draft into the Collection Account and
     (ii) in the event such check or draft is also payable

                                   19   2003-A Transfer and Assignment Agreement
     to the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer, forward, via overnight courier, such endorsed check or draft to the Indenture Trustee for endorsement and return. The Transferor will hold in trust and remit to the Indenture Trustee, within two (2) Business Days of receipt thereof, any funds received with respect to the Receivables after the Cutoff Date.

     5.13 Assignment of Additional Receivables. The Transferor shall use its best efforts to make available for assignment to the Purchaser, on each Funding Date, all Receivables acquired by the Transferor which meet the eligibility criteria set forth herein as of such date. This covenant and agreement shall be for the benefit of the Purchaser, the Issuer, the Indenture Trustee and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Holders of the Notes, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

     5.14 Notice of Breach. The Purchaser and the Transferor shall notify the Indenture Trustee, the Issuer, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Owner Trustee promptly, in writing, of any breach of the representations and warranties or covenants of the Transferor or the Purchaser contained herein.

                                   ARTICLE VI

                                   [RESERVED]

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     7.01 Obligations of Transferor. The obligations of the Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     7.02 Repurchase Events. The Transferor hereby covenants and agrees to deliver to the Purchaser and the Note Insurer prompt written notice of the occurrence of a breach of any of the representations and warranties of the Transferor contained in Section 3.02(b) hereof with respect to a Receivable absolutely assigned hereunder.

           (a) The Transferor and the Purchaser, as applicable, shall inform the Issuer, the Servicer (if the Servicer is not the Transferor), the Note Insurer, the Indenture Trustee and the Swap Counterparty promptly, in writing, upon (i) the discovery of any event, that if it continues uncured will, with the lapse of time and/or the giving of notice, constitute an Eligibility Repurchase Event or a Custodian File Repurchase Event and (ii) the occurrence of the day that is 10 days prior to the First Title Delivery Date of each

                                   20   2003-A Transfer and Assignment Agreement

     Receivable for which no Certificate of Title has been delivered to the Custodian or its agent (unless notice of such occurrence has been delivered by the Servicer pursuant to Section 2.07 of the Servicing Agreement). Except as specifically provided in the Servicing Agreement or Indenture, the Indenture Trustee has no obligation to review or monitor the Transferred Property for compliance with representations and warranties, delivery requirements or payments. Upon the occurrence of a Repurchase Event, the Purchaser shall assign to the Transferor the related Receivable and the other related items of Transferred Property and the Transferor shall accept such assignment from the Purchaser and the Transferor shall deposit (or cause the deposit of) the Repurchase Price for such Receivable into the Collection Account within five (5) Business Days following the occurrence of such Repurchase Event. The Issuer shall be entitled to enforce the obligations of the Purchaser, the Transferor and the applicable Dealer under this Agreement and the applicable Dealer Agreements, respectively, to remit the Repurchase Price for deposit into the Collection Account. The Indenture Trustee and the Note Insurer are authorized by the parties hereto to take action on behalf of the Issuer to enforce the obligations of the Transferor to repurchase Receivables under this Agreement, and to enforce the obligation of a Dealer to repurchase such Receivable under the applicable Dealer Agreement.

           (b) The (i) obligation of the Transferor to repurchase Receivables and to deposit the Repurchase Price for such Receivables pursuant to
     Section 7.02 of this Agreement, (ii) the obligation of Purchaser to repurchase Receivables and to deposit (or cause the deposit of) the Repurchase Price for such Receivables pursuant to Section 7.02 of the Contribution Agreement, (iii) the obligation of the Issuer to release the Lien of the Indenture with respect to Repurchased Receivables and related Trust Property pursuant to Section 2.15 of the Indenture and (iv) the indemnification provisions expressly set forth in the Indenture, the Servicing Agreement, the Contribution Agreement, this Agreement and the Insurance Agreement which specifically relate to Repurchased Receivables shall constitute the only remedies for Repurchase Events available to the Indenture Trustee, the Note Insurer, the Swap Counterparty, any other party to a Transaction Document or the Noteholders.

     7.03 Purchaser's Assignment of Repurchased Receivables. With respect to any Repurchased Receivable, the Purchaser shall assign, without recourse, representation or warranty, to the Transferor all the Purchaser's right, title and interest in and to such Repurchased Receivable, and all Transferred Property relating thereto.

     7.04 Subsequent Transfer and Pledge. The Transferor acknowledges that (a) the Purchaser will absolutely assign the Receivables and the other Transferred Property along with the Purchaser's rights and benefits hereunder to the Issuer pursuant to the terms of the Contribution Agreement, (b) the Issuer will Grant the Receivables and the other Transferred Property along with the Issuer's rights and benefits under the Contribution Agreement and hereunder to the Indenture Trustee pursuant to the terms of the Indenture and (c) the terms and provisions hereof are intended to benefit the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer. The Transferor hereby consents to such assignments and Grants.

                                   21   2003-A Transfer and Assignment Agreement

     7.05 Amendment. This Agreement may be amended, restated or supplemented from time to time by a written agreement duly executed and delivered by the Transferor and the Purchaser, but only with (a) fifteen (15) days' prior written notice to the Rating Agencies and (b) the prior written consent of the Note Insurer. No amendment to this Agreement shall be effective as to the Servicer, to the extent such amendment is disadvantageous in any respect to the Servicer, unless the Servicer has given its written consent to the amendment. The Transferor shall deliver to the Persons identified on a list provided to the Transferor by the Indenture Trustee, as such list may be amended from time to time, a copy of any amendment to this Agreement.

     7.06 Waivers. No failure or delay on the part of the Purchaser or the Note Insurer in exercising any power, right or remedy under this Agreement or an Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. Any waiver of the terms and provisions hereof must be in writing and must be consented to in writing by the Indenture Trustee and the Note Insurer.

     7.07 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, to any party at the address set forth in Section 14.04(b) of the Indenture or at such other address as may be designated by it by notice to the other party and shall be deemed given when so delivered, or if mailed. Any notice to the Note Insurer shall be given in accordance with the terms of the Insurance Agreement.

     7.08 Costs and Expenses. The Transferor shall pay all expenses, including fees and expenses of counsel, incident to the performance of its obligations under this Agreement and the Transferor agrees to pay all reasonable out-of-pocket costs and expenses, including reasonable attorneys fees in connection with the enforcement of any obligation of the Transferor hereunder. The Purchaser shall pay all expenses, including fees and expenses of counsel, incident to the performance of its obligations under this Agreement.

     7.09 Representations. The respective agreements, representations, warranties and other statements by the Transferor and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date under Section 2.02 hereof and each Funding Date under Section 2.03.

     7.10 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any person other than the Note Insurer, the Indenture Trustee, the Owner Trustee, the Issuer and the Holders of the Notes the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, or any agreement relating to the Receivables or as required by law.

     7.11 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

                                   22   2003-A Transfer and Assignment Agreement

     7.12 Governing Law. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas.

     7.13 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.14 No Bankruptcy Petition Against the Issuer or the Purchaser. The Transferor agrees that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes and the Class B Notes, it will not institute against the Issuer or the Purchaser, or join any other Person in instituting against the Issuer or the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.14 shall survive the termination of the Indenture.

     7.15 Third Party Beneficiaries. This Agreement shall inure to the benefit of the Note Insurer, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to any Swap Counterparty have been paid in full) and their respective successors and assigns and if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Issuer, the
Note Insurer or the Indenture Trustee shall be for the benefit of and run directly to the Issuer, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer or, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders. The Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer or, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

     7.16 Limitation and Subordination of Obligations. The Purchaser's obligations under this Agreement are obligations solely of the Purchaser and will not constitute a claim against the Purchaser to the extent that the Purchaser does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Transferor, by entering into or accepting this Agreement, acknowledges and agrees that it has no right, title or interest in or to the Other Assets of the Purchaser. To the extent that, notwithstanding the

                                   23   2003-A Transfer and Assignment Agreement
agreements and provisions contained in the preceding sentence, the Transferor either (i) asserts an interest or claim to, or benefit from, Other Assets, or
(ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Transferor further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Purchaser), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Transferor further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 7.16 and the terms of this Section 7.16 may be enforced by an action for specific performance. The provisions of this Section 7.16 will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

                                   24   2003-A Transfer and Assignment Agreement

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       CAPITAL ONE AUTO FINANCE, INC.,
                                        as Transferor


                                       By:      /s/ Jeffery A. Elswick
                                          --------------------------------------
                                                 Jeffery A. Elswick
                                              Manager of Securitization


                                       CAPITAL ONE AUTO RECEIVABLES,
                                        LLC, as Purchaser


                                       By:      /s/ Albert A. Ciafre
                                          --------------------------------------
                                                 Albert A. Ciafre
                                              Assistant Vice President

                                  S-1   2003-A Transfer and Assignment Agreement

                                   SCHEDULE I

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Agreement, the Transferor hereby represents, warrants, and covenants to the Seller as to itself as follows on the Closing Date and on each Payment Date thereafter:

                                     General

1. The Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Collateral in favor of the Seller, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

2. Each Receivable constitutes either "chattel paper", an "account", an "instrument" or a "payment intangible", within the meaning of UCC Section 9-102.

3. COAF has taken or will take all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles.

                                    Creation

4. The Transferor owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection

5. The Transferor has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the contribution and sale of the Transferred Property from COAF to the Seller, the transfer and sale of the Transferred Property from the Seller to the Issuer, and the security interest in the Collateral granted to the Indenture Trustee hereunder.

6. With respect to Collateral that constitutes tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

                                  I-1   2003-A Transfer and Assignment Agreement

                                    Priority

7. Neither the Transferor, the Servicer nor the Issuer has authorized the filing of, or is aware of any financing statements against either the Seller, the Transferor or the Issuer that include a description of the Collateral, the Transferred Property and proceeds related thereto other than any financing statement (i) relating to the sale of Transferred Property by the Transferor to the Seller under the Agreement, (ii) relating to the contribution of Transferred Property by the Seller to the Issuer under the Contribution Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder, or
(iv) that has been terminated.

8. Neither the Seller, the Transferor nor the Issuer is aware of any judgment, ERISA or tax lien filings against either the Seller, the Transferor or the Issuer.

9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                     Survival of Perfection Representations

10. Notwithstanding any other provision of the Agreement, the Contribution Agreement, the Indenture or any other Transaction Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as all obligations under the Agreement, Contribution Agreement and the Indenture have been finally and fully paid and performed.

                                    No Waiver

11. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Class A Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

                                  I-2   2003-A Transfer and Assignment Agreement

                                    EXHIBIT A

                                   ASSIGNMENT

     For value received this ___ day of ____________, 200_, in the form of cash, in accordance with terms of the Transfer and Assignment Agreement dated as of June 3, 2003 (the "Transfer and Assignment Agreement") by and between Capital One Auto Finance, Inc., as transferor (the "Transferor"), and Capital One Auto Receivables, LLC, as purchaser (the "Purchaser"), the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Purchaser, without recourse except as set forth in the Transfer and Assignment Agreement, all of the Transferor's right, title and interest, whether now or hereafter existing, in and to (i) the [Subsequent] Receivables identified on the Schedule of Receivables and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the respective Cutoff Date and actually received subsequent to such Cutoff Date which will be paid to the Transferor),
(ii) a security interest in the Financed Vehicles granted by the Obligors pursuant to such [Subsequent] Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Transferor in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the applicable Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a [Subsequent] Receivable, (v) all right, title and interest of the Transferor in and to any recourse against any Dealer pursuant to the applicable Dealer's Agreement; (vi) the original Contracts relating to the [Subsequent] Receivables; and (vii) the proceeds of any and all of the foregoing. The foregoing contribution, assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the [Subsequent] Receivables, Servicer Files (as defined in the Servicing Agreement), any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer and Assignment Agreement and is to be governed by the Transfer and Assignment Agreement.

     Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Transfer and Assignment Agreement.

                                  A-1   2003-A Transfer and Assignment Agreement

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first written above.

                                       CAPITAL ONE AUTO FINANCE, INC.,


                                       By:  /s/
                                          --------------------------------------

                                  A-2   2003-A Transfer and Assignment Agreement

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF DELIVERY

     In connection with the absolute assignment of certain auto loan receivables by Capital One Auto Finance, Inc. (the "Transferor") to Capital One Auto Receivables, LLC pursuant to the Transfer and Assignment Agreement, the undersigned, as servicer (the "Servicer"), hereby certifies that the documents included in the definition of "Custodian File" are included in the Custodian File delivered to Capital One Auto Finance, Inc., as Custodian ("Custodian") on behalf of JPMorgan Chase Bank, as indenture trustee ("Indenture Trustee") pursuant to the terms of that certain Indenture dated as of June 3, 2003 by and between Capital One Auto Finance Trust 2003-A, and the Indenture Trustee (the "Indenture") for each of the Receivables listed on the attached Schedule of Receivables. Unless otherwise defined herein, capitalized terms have the meanings set forth in Section 1.01 of the Indenture. Notwithstanding the foregoing, any original Certificate of Title or other evidence of lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian due to the fact that such title or other evidence of lien has not yet been issued by a State Title Registration Agency and delivered to or on behalf of the Transferor shall be delivered by the Transferor to the Custodian promptly following receipt thereof by the Transferor.

                                       CAPITAL ONE AUTO FINANCE, INC.


     Date:  ___________, 200___        By:  /s/
                                          --------------------------------------

                                        2003-A Transfer and Assignment Agreement